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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated March 5, 1996 on our audit of the financial statements of GeoTel Communications Corporation. We also consent to the references to our firm under the caption "Experts".

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 1, 1996